SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 9, 2006
MELLON BANK, N.A.
(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of Registrant as specified in its charter)

United States	333-113957-02 and
	333-116609-02	25-0659306
(State or other jurisdiction of	(Commission	(IRS Employer ID Number)
incorporation)	File Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of Registrant as specified in its charter)

New York	333-113957-01 and
	333-116609-01	51-0015912
(State or other jurisdiction of	(Commission	(IRS Employer ID Number)
incorporation)	File Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON PREMIUM FINANCE LOAN OWNER TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-113957-03 and
	333-116609-03	51-6522553
(State or other jurisdiction of	(Commission	(IRS Employer ID Number)
incorporation)	File Number)
c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
MELLON BANK PFL MASTER NOTE TRUST
(Exact name of Registrant as specified in its charter)

Delaware	333-113957 and
	333-116609	51-6522553
(State or other jurisdiction of	(Commission	(IRS Employer ID Number)
incorporation)	File Number)
One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000
(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)
N/A
(Former name or former address, if changed since last report)
Carl Krasik, General Counsel & Secretary
Mellon Financial Corporation
Suite 4700
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          20. Monthly Noteholders Statement
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant

By:	/s/ Carl Krasik Name: Carl Krasik
Title: General Counsel & Assistant Secretary

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as Registrant
By: Mellon Bank, N.A., as Administrator

By:	/s/ Carl Krasik

Name: Carl Krasik
Title: General Counsel & Assistant Secretary

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

By:	/s/ Carl Krasik

Name: Carl Krasik
Title: General Counsel & Assistant Secretary

MELLON BANK PFL MASTER NOTE TRUST, as Registrant
By: MELLON BANK, N.A., as Administrator

By:	/s/ Carl Krasik

Name: Carl Krasik
Title: General Counsel & Assistant Secretary
Dated: November 9, 2006

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing
20	Monthly Noteholders Statement	Filed herewith